SUPPLEMENT DATED MAY 19, 2023

TO THE MUTUAL FUND PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

MATTHEWS ASIA FUNDS

DATED APRIL 28, 2023, AS SUPPLEMENTED

For all existing and prospective shareholders of Matthews Korea Fund – Investor Class shares (MAKOX) and Institutional Class shares (MIKOX):

As explained in the supplement dated March 7, 2023, the Matthews Korea Fund (the “Fund”) will be reorganized from a mutual fund into an exchange-traded fund (“ETF”), expected to occur on or around July 14, 2023 (the “Reorganization”).

As part of the Reorganization, the following preliminary events will occur before the Reorganization is completed:

●	On or around June 20, 2023, all Investor Class shares of the Fund will be converted to Institutional Class shares of the Fund (the “Share Class Conversion”); and
●

On or around June 23, 2023, when the Fund has only Institutional Class shares outstanding, those outstanding shares will be combined into fewer shares through a reverse stock split (the “Reverse Stock Split”).

At a meeting held on May 16-17, 2023, the Board of Trustees (the “Board”) of Matthews International Funds, (dba Matthews Asia Funds) (the “Trust”), approved, on behalf of the Fund, the Share Class Conversion and the Reverse Stock Split.

The Share Class Conversion is intended to help minimize the number of fractional shares prior to the Reorganization since fractional shares are not supported in the ETF structure. After the Share Class Conversion occurs, each shareholder that held Investor Class shares will instead hold Institutional Class shares with the same total net asset value as previously held in the Investor Class shares. The Institutional Class shares currently have a lower total expense ratio compared to the Investor Class shares.

Shortly after the Share Class Conversion, the Institutional Class shares will combine into fewer shares through the Reverse Stock Split to increase the net asset value per share of the Institutional Class prior to the Reorganization. A higher net asset value per share for the ETF is desired to help facilitate better secondary market quality of the ETF. The Reverse Stock Split will occur at an exact ratio to be determined by Matthews International Capital Management, LLC, as the adviser to the Fund, currently expected to be between 1-for-6 to 1-for-9. If, for example, the exact ratio is 1-for-7, a shareholder would receive 1 Institutional Class share for every 7 Institutional Class shares held, with any fractional amounts to be paid in cash prior to the Reorganization so that the shareholder would hold a round number of shares. As with the Share Class Conversion, the total net asset value of each shareholder’s Institutional Class shares will be the same after the reverse split as before the reverse split (except for the value represented by cash received for fractional shares). The Reverse Stock Split will not result in a taxable transaction for shareholders. However, any fractional shares of the Institutional Class that are held prior to the Reorganization will be liquidated for cash, which may cause a taxable event with respect to the cash received.

Please retain this Supplement with your records.
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